SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2008

Neuralstem, Inc.
(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9700 Great Seneca Highway, Rockville, Maryland 20850
(Address of Principal Executive Offices)

(301) 366-4841
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Exclusive Option Agreement

On February 19, 2008, Neuralstem, Inc. (“Company”) entered into an exclusive option agreement (“Option”) with CJ CheilJedang Corporation (“CJ”) with regard to the Company’s stem cell products. The Option grants CJ an option to negotiate for the exclusive license to develop, manufacture, market, distribute and sell one or more of the Company’s product and technology upon the Company’s successful completion of it first human clinical trial. CJ’s exclusive markets will include: Korea, Indonesia, Philippines, Malaysia, Singapore and Vietnam, with a first right of negotiation for China and Japan.

Private Placement

On February 19, 2008, the Company entered into a securities purchase agreement (“Securities Purchase Agreement”) with CJ. Pursuant to the Securities Purchase Agreement, we sold $2,500,000 of our common stock at a price per share of $4.063. The offering will result in a total of 615,309 common shares (“Shares”) being issued to CJ.

In connection with the offering, we agreed to grant demand and piggy back registration rights to CJ pursuant to a registration rights agreement (“Registration Rights Agreement”). As further described in the Registration Rights Agreement, we agreed to include the Shares in any registration statement filed by the Company within 90 days of closing. In the event the Company has not caused a registration statement to be filed in such time, CJ shall have the right to demand the Company file a registration statement covering the Shares commencing on the 91st day after closing.

The foregoing summary of each of the Option, Securities Purchase Agreement, and Registration Rights Agreement is qualified in its entirety to reference to the full text of each such document, a copy of each of which is attached hereto as Exhibits 10.18, 10.19, and 10.20 respectively, and each of which is incorporated herein in its entirety by reference. A press release reporting the initial closing of the financing transaction described in the foregoing documents is attached hereto as Exhibit 99.1, which is incorporated herein in its entirety.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 9.01     Financial Statement and Exhibits.

Exhibit Number	Description

10.18	Exclusive Option Agreement dated February 19, 2008

10.19	Securities Purchase Agreement dated February 19, 2008

10.20	Registration Rights Agreement dated February 19, 2008

99.1	Press Release dated February 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEURALSTEM, INC.

By:	/s/ I. Richard Garr
I. Richard Garr Chief Executive Officer

Dated: February 25, 2008